CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2021, relating to the financial statements and financial highlights, which appear in PGIM Active Aggregate Bond ETF's Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 27, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2021, relating to the financial statements and financial highlights, which appear in PGIM Active High Yield Bond ETF's Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 27, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2021, relating to the financial statements and financial highlights, which appear in PGIM QMA Strategic Alpha International Equity ETF's Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 27, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM ETF Trust of our report dated October 19, 2021, relating to the financial statements and financial highlights, which appear in PGIM Ultra Short Bond ETF's Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

October 27, 2021